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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 6, 1996

                               KMART CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

                                1-32738-0729500
         (Commission File Number)(I.R.S.  Employer Identification No.)

                3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices) (Zip Code)

                                 (810) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.   EXHIBITS

The following exhibits are filed in connection with the Company's Registration Statement on Form S-3 (Registration No. 33-64905):

1 Underwriting Agreement, dated June 6, 1996, among the Company, Kmart Financing I and the Underwriters named therein.

4(b) Indenture, dated as of June 6, 1996, between the Company and The Bank of New York, as Trustee.

4(c)(i)   Form of Convertible Preferred Security (included in Exhibit 4(h)(i)).

4(c)(ii)  Form of Convertible Debenture (included in Exhibit 4(i)).

4(h)(i)   Amended and Restated Declaration of Trust of Kmart Financing I.

4(i) First Supplemental Indenture, dated as of June 6, 1996, between the Company and The Bank of New York, as trustee.

4(j)(i) Preferred Securities Guarantee Agreement, dated as of June 17, 1996, between the Company and The Bank of New York, as guarantee trustee, for the benefit of holders of Convertible Preferred Securities of Kmart Financing I.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KMART CORPORATION
                                        (Registrant)



                                        By:  /s/ Nancie W. LaDuke
                                             ----------------------------
                                             Nancie W. LaDuke
                                             Vice President and Secretary

Date: June 25, 1996





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                                 EXHIBIT INDEX

Exhibit
  No.     Description                                                             Page
- -------   -----------                                                             ----
1         Underwriting Agreement, dated June 6, 1996, among the Company, Kmart
          Financing I and the Underwriters named therein.

4(b) Indenture, dated as of June 6, 1996, between the Company and The Bank of New York, as Trustee.

4(c)(i)   Form of Convertible Preferred Security (included in Exhibit 4(h)(i)).

4(c)(ii)  Form of Convertible Debenture (included in Exhibit 4(i)).

4(h)(i)   Amended and Restated Declaration of Trust of Kmart Financing I.

4(i)      First Supplemental Indenture, dated as of June 6, 1996, between the
          Company and The Bank of New York, as trustee.

4(j)(i) Preferred Securities Guarantee Agreement, dated as of June 17, 1996, between the Company and The Bank of New York, as guarantee trustee, for the benefit of holders of Convertible Preferred Securities of Kmart Financing I.







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